Exhibit 10.21

Cloud Hosting Service Agreement

THIS AGREEMENT is made on 27 August 2021

BETWEEN

DATACUBE RESEARCH CENTRE LIMITED, a limited liability company incorporated in Hong Kong whose registered office is at Room 1717-1718, 17/F, Star House, 3 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong (“DAC”); AND

GLOBAL ENGINE LIMITED, a limited liability company incorporated in Hong Kong whose registered office is at Room A, 8/F, Reason Group Tower, 403 Castle Peak Road, Kwai Chung, New Territories, Hong Kong (“GEL”).

WHEREAS

GEL agrees to provide DAC with the services specified in the Order under this Agreement, subject to the terms and conditions set out in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS

1.1	In this Agreement, unless explicitly stated as otherwise, the expressions listed below shall have the following meanings:

(a)	“Fees” means the fees as specified in Schedule 1 payable by DAC from time to time to GEL for provision of the Services;

(b)	“HKIAC” is as defined in Clause 15.2;

(c)	“Services” means the services as detailed in Schedule 1; and

(d)	“Term” means the term as specified in Schedule 1;

1.2	Where the context permits, words in the singular shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa.

1.3	The headings to the provisions of this Agreement are for ease of reference only and shall not affect the interpretation or construction of them.

1.4	References to clauses, schedules and annexes are, unless otherwise stated, to clauses, schedules and annexes of and to this Agreement which together form an integral part of this Agreement.

2.	PROVISION OF SERVICES

2.1	In consideration of DAC paying the Fees to GEL in the manner described in Clause 3, GEL agrees to provide the Services to DAC subject to the terms and conditions herein and in Schedule 1.

2.2	DAC and GEL shall cooperate in good faith in all matters relating to the provision of Services including but not limited to obtaining all consents, licences or approvals necessary for GEL to fulfil its obligations hereunder.

2.3	DAC shall not interfere negligently or wilfully with the performance of the Services by GEL and GEL may assign, subcontract or delegate any rights, duties, obligations or liabilities under this Agreement to any third parties without the consent of DAC.

2.4	GEL shall be entitled to deploy resources of all forms or manners as necessary for the performance of the Services under this Agreement. DAC is required to provide all necessary actions and assistance, including but not limited to furnishing documents, preparing & signing agreements & documents, providing confirmation, acceptance & endorsement of all relevant matters, to be performed and completed by DAC within a reasonably short period of time as requested by GEL for GEL to fulfil its obligations under this Agreement.

3.	PAYMENT

3.1	DAC shall pay the Fees to GEL for provision of the Services in the manner set out in Schedule 1. GEL shall not be responsible for all unforeseeable costs, tax, charges and expenses incurred for and in connection with the provision of the Services by GEL except as expressly provided otherwise in this Agreement or approved in advance in writing by GEL.

3.2	All payment shall be made within thirty (30) days from the date of invoices issued by GEL to DAC.

4.	TERMINATION

4.1	If any party proposes to terminate this Agreement or part of services hereunder in advance due to its own reason and without any statutory or contractual basis, it shall notify the other party of such termination in writing at least 30 days before the termination date.

4.2	The expiration or termination of this Agreement for whatever cause shall be without prejudice to any pre-existing and/or accrued rights and obligations of the parties hereunder.

4.3	Clauses 5, 6, 7, 10, 11, 12, 13 and 15 and those terms which by their nature should survive termination shall continue to apply after expiration or termination of this Agreement for whatever reason.

5.	REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

5.1	Each party represents and warrants that it has the authority necessary to enter into this Agreement and to do all things necessary to procure the fulfilment of its obligations in terms of this Agreement.

5.2	GEL represents, warrants and undertakes that the services will be duly performed and completed in a diligent, professional and business-like manner.

6.	LIMITATION OF LIABILITY

NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY, FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES. THIS LIMITATION OF LIABILITY WILL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR TORT, INCLUDING NEGLIGENCE, OR FOR ANY LOSS OF REVENUE, DATA, OR PROFITS, AND INDEPENDENT OF ANY FAILURE OF ESSENTIAL PURPOSE OF THE WARRANTIES AND REMEDIES PROVIDED HEREUNDER. THIS LIMITATION OF LIABILITY WILL APPLY WHETHER OR NOT THE OTHER PARTY HAS BEEN APPRISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.	CONFIDENTIALITY

7.1	The parties agree to keep and procure to be kept secret and confidential any and all written and/or oral information of any kind relating to the terms of this Agreement and the business of the other party obtained from the other party pursuant to this Agreement or prior to it and to disclose the same only to those of its employees or contractors directly involved with the services and only to the extent necessary for each of them to perform his duties under this Agreement. The parties shall impose the above obligation on these persons.

7.2	The foregoing obligations shall not apply, however, to any part of such information which:

a)	was already in the public domain or which becomes so through no fault of the receiving party;

b)	was already known to the receiving party prior to receipt thereof; or

c)	was disclosed to the receiving party by a third party owing no duty of confidentiality towards the disclosing party in respect thereof.

7.3	Subject to the provisions in Clause 7.2 above, these obligations of confidentiality shall survive the expiration or termination of this Agreement.

8.	ASSIGNMENT

8.1	Neither party shall assign or otherwise transfer its interest in this Agreement or its rights and obligations hereunder whether in whole or in part without the prior written consent of the other, except in circumstances of corporate succession by merger, consolidation, or other corporate reorganisation in relation to either party’s business.

9.	ENTIRE AGREEMENT

9.1	The parties hereto declare that this Agreement comprises the complete and exclusive agreement between them which supersedes all previous understandings, negotiations and proposals, whether oral or in writing. In case of any inconsistency, conflict with or ambiguity of any terms and conditions which are incorporated by reference, the terms and conditions of this Agreement shall prevail.

9.2	Save as expressly provided, no alteration, modification, amendment, waiver, consent or discharge shall be binding upon either party unless in writing and signed by both parties.

10.	NOTICES

10.1	Any notice required to be given under this Agreement shall be in writing and shall be sent to the address of the party as specified in this Agreement or such other address as that party shall designate by notice given in accordance with the provisions of this Clause from time to time. Any such notice shall be delivered by hand or by registered prepaid post and shall be deemed to have been served if delivered by hand upon signed receipt by the appointed representative of either party for the time being or if by post 48 hours after the day of posting.

11.	LEGAL RELATIONSHIP

11.1	Nothing herein shall create or imply any employment, principal-agent, joint venture or partnership relationship between DAC on the one hand, and GEL on the other.

11.2	Either party acknowledges that it is not part of the other party’s organisation and shall have no authority to commit or to bind the other party in any way in connection with the business, affairs or otherwise of the other party.

12.	SEVERABILITY

12.1	In the event that any provision contained in this Agreement should, for any reason, be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement. Instead this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

13.	WAIVER

13.1	No failure or delay on the part of any party to exercise any right, power or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise by a party of any right, power or remedy. The rights, powers and remedies provided herein are cumulative and are not exclusive of any rights, powers or remedies at law.

14.	CONTRACTS (RIGHTS OF THIRD PARTIES) ORDINANCE

14.1	The parties do not intend any term of this Agreement to be enforceable by any person who is not a party to this Agreement pursuant to the Contracts (Rights of Third Parties) Ordinance (Cap 623), and the parties agree that this Agreement shall be excluded from the application of the Contracts (Rights of Third Parties) Ordinance (Cap 623).

15.	APPLICABLE LAW AND DISPUTE RESOLUTION

15.1	This Agreement shall be governed by, construed and enforced in accordance with the laws of Hong Kong SAR and the parties hereto agree to be subject to the non-exclusive jurisdiction of the courts of Hong Kong SAR.

15.2	Notwithstanding Clause 15.1, a complaining party shall have the option to refer any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or invalidity thereof, to arbitration in Hong Kong at the Hong Kong International Arbitration Centre (“HKIAC”) with three (3) arbitrators in accordance with the HKIAC Rules in force. Each party shall select one (1) arbitrator and the two (2) arbitrators shall select the third neutral arbitrator who shall be the Chairman of the arbitration panel. The language to be used in the arbitral proceedings shall be English.

- END -

IN WITNESS WHEREOF this Agreement has been executed in accordance with the constitution of the respective party on the day and year first above written.

SIGNED BY	)
FOR AND ON BEHALF OF	)
DATACUBE RESEARCH CENTRE LIMITED)
in the presence of:-)
)
)
)
)
)
)

SIGNED BY	)
FOR AND ON BEHALF OF	)
GLOBAL ENGINE LIMITED	)
in the presence of:-)
)
)
)
)
)
)
)

SCHEDULE 1

Part 1 - The Service

Managed Cloud Hosting Service (Infrastructure as a Service)

●	Cloud computing platform built with enterprise-grade hardware and software

●	Redundant power, system and network design

●	High Availability protection included (fast server auto-restart after hardware failure)

●	VLAN implementation with vShield Edge setup

●	Real-time Bandwidth Utilization Report (MRTG) on request basis

Setup Service includes:

●	Domain Name Hosting (if any)

●	VLAN implementation with vShield Edge setup

●	Real-time Bandwidth Utilization Report (MRTG)

●	Virtual Data Centre(s) setup

Recurrent Service: Cloud hosting service at Hong Kong includes:

●	vDC (virtual data centre)

●	Internet Bandwidth Packages

●	vFirewall Service (HK)

●	DR site (powered by VMware vCAv)

The Technical Details of the Service are included in Schedule 2.

Part 2 – Term, Fees and Payment

1.	Term: From 1 September 2021 to 28 February 2022 (both days inclusive) unless terminated early pursuant to the terms and conditions of this Agreement.

3.	Fees:

DAC shall pay the System Configuration Fee of HK$400,000 for the system setup. DAC shall further pay for the cloud hosting service fees HK$600,000.00 each month.

DAC shall pay HK$4,000,000.00 in total at the date of signing this Agreement. For the avoidance of doubt, any services performed by GEL not within the specified scope of areas set out in Part 1 of Schedule 1 to this Agreement shall incur extra fees and costs payable by DAC in the manner as determined by GEL.

SCHEDULE 2 – Technical Details

Cloud Server Service

●	vCPU x 36 (VM x 12)

●	1TB vRAM

●	vStorage+: 300 GB

●	vShield Edge

●	vLAN x 8

●	1000GVHDDPLUS x 20

THIS SUPPLEMENTARY AGREEMENT (“Supplementary Agreement”) is made on the 1st day of April 2022

BETWEEN:-

(1)	DATACUBE RESEARCH CENTRE LIMITED, a limited liability company incorporated in Hong Kong whose registered office is at Room 1717-1718, 17/F, Star House, 3 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong (the “DAC”); AND

(2)	GLOBAL ENGINE LIMITED, a limited liability company incorporated in Hong Kong whose registered office is at Room A, 8/F, Reason Group Tower, 403 Castle Peak Road, Kwai Chung, New Territories, Hong Kong (the “GEL”).

WHEREAS:

(A)	The parties entered into the Services Agreement dated 27th August 2021 (“Agreement”).

(B)	The parties agree to extend and amend the terms of the Agreement as set out in Schedule 1 in this Supplementary Agreement.

In consideration of the mutual promises the Parties agree as follows:

1. GENERAL

A.	Save as expressly amended and varied as set out in Schedule 1, the appendix and attachments to the Agreement shall not be altered or otherwise affected and shall remain in full force and effect.

B.	If there is a conflict between the Agreement and this Supplementary Agreement, the terms of this Supplementary Agreement will govern if this Supplementary Agreement expressly references the provisions of the Agreement with which they are inconsistent.

C.	Except as otherwise modified herein, the capitalized terms used in this Supplementary Agreement shall have the meaning specified in the Agreement.

D.	Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

- END -

IN WITNESS WHEREOF this Supplementary Agreement has been executed in accordance with the constitution of the respective party on the day and year first above written.

SIGNED BY	)
FOR AND ON BEHALF OF	)
DATACUBE RESEARCH CENTRE LIMITED	)
in the presence of:-)
)
)
)
)
)
)

SIGNED BY	)
FOR AND ON BEHALF OF	)
GLOBAL ENGINE LIMITED	)
in the presence of:-)
)
)
)
)
)
)
)

SCHEDULE 1

Part 1 - The Service

Managed Cloud Hosting Service (Infrastructure as a Service)

●	Cloud computing platform built with enterprise-grade hardware and software

●	Redundant power, system and network design

●	High Availability protection included (fast server auto-restart after hardware failure)

●	VLAN implementation with vShield Edge setup

●	Real-time Bandwidth Utilization Report (MRTG) on request basis

Setup Service includes:

●	Domain Name Hosting (if any)

●	VLAN implementation with vShield Edge setup

●	Real-time Bandwidth Utilization Report (MRTG)

●	Virtual Data Centre(s) setup

Recurrent Service: Cloud hosting service at Hong Kong includes:

●	vDC (virtual data centre)

●	Internet Bandwidth Packages

●	vFirewall Service (HK)

●	DR site (powered by VMware vCAv)

The Technical Details of the Service are included in Schedule 2.

Part 2 – Term and Fees

1.	Term:

From 1 April 2022 to 31 March 2024 (both days inclusive) unless terminated early pursuant to the terms and conditions of this Supplementary Agreement.

2.	Fees:

DAC shall pay for the cloud hosting service fees HK$600,000.00 each month.

DAC shall pay the cloud hosting service fees totalling HK$14,400,000.00 of which (i) HK$3,600,000 shall be invoiced upon the signing of this Supplementary Agreement; (ii) HK$3,600,000 shall be invoiced in June 2022; and (iii) HK$7,200,000 shall be invoiced in September 2022. For the avoidance of doubt, any services performed by GEL not within the specified scope of areas set out in Part 1 of Schedule 1 to this Supplementary Agreement shall incur extra fees and costs payable by DAC in the manner as determined by GEL.